UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2010
ARVINMERITOR, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
2135 West Maple Road
Troy, Michigan
(Address of principal executive offices)
48084-7186
(Zip code)
Registrant’s telephone number, including area code: (248) 435-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     In connection with the offering and sale of 19,952,500 shares (including 2,602,500 shares being issued and sold pursuant to the underwriters’ exercise of an over-allotment option) of common stock (the “Shares”), par value $1.00 per share, of ArvinMeritor, Inc. (the “Company”), the Company is filing as Exhibit 5.1 hereto an opinion of counsel with respect to the Shares. Such opinion is incorporated by reference into the Registration Statement on Form S-3 (Registration Statement No. 333-163233) filed by the Company with the Securities and Exchange Commission on November 20, 2009, as amended on December 23, 2009 (the “Registration Statement”).
     In connection with the offering and sale of $250,000,000 aggregate principal amount of the Company’s 10.625% Notes due 2018 (the “Notes”), including related guarantees by certain subsidiaries of the Company (the “Guarantees”), the Company is filing as Exhibits 5.2 through 5.11 hereto opinions of counsel with respect to the Notes and the Guarantees. Such opinions are incorporated by reference into the Registration Statement.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

5.1	Opinion of Baker & Daniels LLP.

5.2	Opinion of Chadbourne & Parke LLP.

5.3	Opinion of Baker & Daniels LLP.

5.4	Opinion of Barbara G. Novak.

5.5	Opinion of Paget-Brown.

5.6	Opinion of Haynsworth Sinkler Boyd, P.A.

5.7	Opinion of Advokatfirman Törngren Magnell KB.

5.8	Opinion of AKD Prinsen Van Wijmen N.V.

5.9	Opinion of Elvinger, Hoss & Prussen.

5.10	Opinion of Shoosmiths.

5.11	Opinion of Lionel Sawyer & Collins.

23.1	Consent of Baker & Daniels LLP (contained in Exhibit 5.1).

23.2	Consent of Chadbourne & Parke LLP (contained in Exhibit 5.2).

23.3	Consent of Baker & Daniels LLP (contained in Exhibit 5.3).

23.4	Consent of Barbara G. Novak (contained in Exhibit 5.4).

23.5	Consent of Paget-Brown (contained in Exhibit 5.5).

23.6	Consent of Haynsworth Sinkler Boyd, P.A. (contained in Exhibit 5.6).

23.7	Consent of Advokatfirman Törngren Magnell KB (contained in Exhibit 5.7).

23.8	Consent of AKD Prinsen Van Wijmen N.V. (contained in Exhibit 5.8).

23.9	Consent of Elvinger, Hoss & Prussen (contained in Exhibit 5.9).

23.10	Consent of Shoosmiths (contained in Exhibit 5.10).

23.11	Consent of Lionel Sawyer & Collins (contained in Exhibit 5.11).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINMERITOR, INC.
By:	/s/ Vernon G. Baker, II
Vernon G. Baker, II
Senior Vice President and General Counsel

Date: March 3, 2010

     EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Baker & Daniels LLP.

5.2	Opinion of Chadbourne & Parke LLP.

5.3	Opinion of Baker & Daniels LLP.

5.4	Opinion of Barbara G. Novak.

5.5	Opinion of Paget-Brown.

5.6	Opinion of Haynsworth Sinkler Boyd, P.A.

5.7	Opinion of Advokatfirman Törngren Magnell KB.

5.8	Opinion of AKD Prinsen Van Wijmen N.V.

5.9	Opinion of Elvinger, Hoss & Prussen.

5.10	Opinion of Shoosmiths.

5.11	Opinion of Lionel Sawyer & Collins.

23.1	Consent of Baker & Daniels LLP (contained in Exhibit 5.1).

23.2	Consent of Chadbourne & Parke LLP (contained in Exhibit 5.2).

23.3	Consent of Baker & Daniels LLP (contained in Exhibit 5.3).

23.4	Consent of Barbara G. Novak (contained in Exhibit 5.4).

23.5	Consent of Paget-Brown (contained in Exhibit 5.5).

23.6	Consent of Haynsworth Sinkler Boyd, P.A. (contained in Exhibit 5.6).

23.7	Consent of Advokatfirman Törngren Magnell KB (contained in Exhibit 5.7).

23.8	Consent of AKD Prinsen Van Wijmen N.V. (contained in Exhibit 5.8).

23.9	Consent of Elvinger, Hoss & Prussen (contained in Exhibit 5.9).

23.10	Consent of Shoosmiths (contained in Exhibit 5.10).

23.11	Consent of Lionel Sawyer & Collins (contained in Exhibit 5.11).